Birch Financial, Inc.
      HEREINAFTER REFERRED TO AS THE PREMIUM FINANCE CO. AND/OR THE PFC ADMINISTRATIVE OFFICE: 2100 E. Katolia Ave. - Suite 220 - Anaheim, CA 92806
                                (314)576-0007
          MAILING ADDRESS: P.O. Box 66601 - St. Louis, MO 63166-6601
                          PREMIUM FINANCE AGREEMENT

BORROWER                               AGENT
Name                                   SUB AGENT
Address                                Address
City                                   City
Zip Code            Phone              Zip Code           Phone
-----------------------------------------------------------------------------
Itemization of Amount Financed: The AMOUNT FINANCED (Box C below) consists entirely of the amount of credit that will be paid on your behalf for the policies listed in the Schedule of Policies.
-----------------------------------------------------------------------------
A. TOTAL     B. DOWN     C. AMOUNT      D. FINANCE     E. TOTAL OF
   PREMIUM      PAYMENT     FINANCED       CHARGE         PAYMENTS
                            (A+B)                         (C+D)
                            The amount     The dollar     The amount you
                            Of credit      amount the     will have paid
                            provided to    credit will    after you have
                            to you or      cost you.      made all payments
                            on your behalf.               as scheduled.
-----------------------------------------------------------------------------
ANNUAL          The first payment is         PAYMENT SCHEDULE        Number of
PERCENTAGE      due not more than      First     Payment    Amount   Payments
RATE            one month from orig-   Payment   Due Date   of Each  Payable
The cost of     ination date.          Due.                 Payment  Monthly
your credit as
a yearly rate.
-----------------------------------------------------------------------------
THIS AREA FOR   Security Interest: You are giving a security interest in all
PFC USE ONLY    unearned premiums, dividends, loss payments under the policies
577             listed in the schedule of policies, and in any interest
                arising under a state guarantee fund relating to these items.
                Prepayment: When a payment is delinquent ten days or more
                after the payment due date shown above you will pay a late charge of up to 5% of the delinquent payment.
                Contract Reference: See the agreement for more information about nonpayment, default, any required repayment in full
                before the scheduled date, prepayment refunds and security interest.
-----------------------------------------------------------------------------
                             SCHEDULE OF POLICIES
POLICY NUMBER   TERM   NAME OF INSURANCE CO.   TYPE OF   INCEPTION   PREMIUM
                MOS.   AND ADDRESS OF ISSUING  COVERAGE    DATE
                       OFFICE OR OF POLICY
                       ISSUING GENERAL AGENT









-----------------------------------------------------------------------------
The insurance agent/broker has included and will be paid from the finance charge a producers fee for preparation and submission of this premium finance agreement of $ __________
Notice: Each policy listed above may be canceled if you do not make all payments in accordance with this agreement. All conditions appearing on the face or back of this agreement are a part of this agreement.

NOTICE TO BORROWER: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE. 2. YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS AGREEMENT. 3. UNDER LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

POWER OF ATTORNEY: Borrower irrevocably appoints the PFC as its Attorney-in-Fact with complete authority to cancel the policies, to demand, collect, sue for, receive and give receipt for all sums assigned above to the PVC, and to execute and deliver on Borrower's behalf all document, forms, and notices relating to the policies in furtherance of this Agreement. Any money received as Attorney-in-Fact shall be subtracted from any amount owed to the PFC by Borrower, and if there is a surplus, it shall be paid to Borrower if it is greater than $1.00.


                                       -----------------------------------
                                       Signature of Borrower       Date


AGENT OR BROKER WARRANTY
     The undersigned warrants that Borrower's signature is genuine. When the Borrower has not signed this Agreement, the undersigned warrants that he/she has been authorized to sign this Agreement on the Borrower's behalf. The undersigned warrants that Borrower has received a copy of this Agreement and has been fully informed of its terms and conditions.
     Additionally, the undersigned warrants that: 1. The policies are in full force and effect and the premiums are correct, 2. He/she will hold in trust for the PFC any payments made or credited to the insured directly or indirectly through the agent by the insurance companies, and will pay those moneys to the PFC upon demand to satisfy the outstanding indebtedness of the Borrower, 3. any lien the agent may have or may acquire on any return premium arising out of the financed policies is subordinated to the PFC's lien or security interest therein, 4. the policies comply with the PFC's eligibility requirements, 5. the loan proceeds are not being used to finance a business that is seasonal in nature and subject to audit or a minimum premium, 6. no audit, retrospective rated policies, or reporting form policies are included except as specifically indicated, and the deposit or provisional premiums for such policies are not less than the premiums that would be earned for the full term of the policies, 7. no policy is subject to a minimum earned premium except as specifically stated, 8. the Borrower is not now in or being placed in, or is not instituting a proceeding in bankruptcy, receivership, or insolvency, and 9. the down payment has been collected by the agent from the Borrower.


                                       -----------------------------------
                                       Signature of Agent/Sub Agent   Date


                 PROVISIONS OF YOUR PREMIUM FINANCE AGREEMENT

1. PROMISE TO PAY: In consideration of the premium payments to be made by the PFC to the above named insurance companies or the above named Agent or Sub Agent. Borrower (jointly and severalty, if more than one Borrower) promises to pay the PFC at the address above or such other address as PFC shall specify in writing, the Total of Payments stated in Box "E" according to the Payment Schedule agreed to and the provisions on both the front and back of this Agreement. If any payment made by check is returned due to insufficient funds, or is for any other reason non-negotiable, there will be a charge of $15.00.

2. SECURITY INTEREST: Borrower gives the PFC a security interest in, and assigns to the PFC as security for any amount due under this Agreement, including interest, late or cancellation charges, any and all unearned premiums and dividends which may be payable under the insurance policies listed in the Schedule of Policies, loss payments which reduce the unearned premiums, and any interest arising under a state guarantee fund relating to these items.

3. FINANCE CHARGE: The Finance Charge shown in Box "D" begins to accrue on the earliest policy inception date listed on the front side of this agreement.

4. DEFAULT AND CANCELLATION: Borrower agrees that the PFC may cancel any policy and the unpaid balance owed will be immediately due and payable to the PFC if any one or more of the following defaults in the terms and conditions of the agreement occur:

    (a) Borrower defaults in the payment of any installment payment due;
    (b) A voluntary or involuntary proceeding in bankruptcy, receivership or insolvency is instituted by or against te Borrower;
    (c) Borrower is a business and stops doing business or ceases to be qualified to do business; or
    (d) If any of the insurers become insolvent, suspend business, or cease to be qualified to do business.

In the event of a policy cancellation, the insurance company is authorized and instructed to issue checks solely to the PFC.

The liability of the PFC to any person or corporation, upon exercise of its right to cancel, is limited to the amount of the unpaid principle balance.

Any payments received by the PFC after cancellation shall be credited to Borrower's account without waiver by the PFC of any default. If a deficiency remains, Borrower agrees to pay the amount of such deficiency to the PFC. A deficiency of $5.00 or less will be waived by the PFC. The PFC may, at its option, collect and enforce the payment of any amount owed by Borrower without recourse to the security assigned to the PFC.

Borrower agrees to pay to the PFC reasonable attorney fees and collection costs to the extent and amount permitted by law.

5. PREPAYMENT: Borrower will receive a refund credit of part of the finance charge if the borrower voluntarily prepays the outstanding debt in full before the last installment due date according to Section 18629 of the Financial Code. The borrower will also receive a refund credit of part of the finance charge if the maturity of the loan is accelerated for any reason according to
Section 18642 of the Financial Code. The methods for computing these refund credits are stated below.

    (a) Voluntary Prepayment - (i) if prepayment in full is made during the first three months and 15 days after the earliest insurance policy effective date as shown on the front of the contract, the PFC will compute a finance charge by multiplying the agreed rate of charge as stated at the end of this Agreement by the unpaid principal balances for the number of days from the earliest policy effective date to the date of prepayment in full. PFC will apply each payment by the borrower first to finance charge and then to principal. The PFC will then determine the refund credit due the borrower by first deducting from the finance charge shown in Box D of the contract any fees paid the insurance agent/producer as indicated on the face of this agreement. From this balance, that is net of the fees, the PFC will deduct interest computed at the agreed rate of charge and any balance remaining, if the balance is more than $1.00, shall be the refund credit due the borrower. (ii) if prepayment in full is made more than three months and 16 days after the earliest policy effective date, the refund credit shall be computed by applying the Rule of 78's method against the total finance charge after deducting from the finance charge indicated in Box D only fees paid to the insurance agent/broker.

    (b) Acceleration of Maturity - If payment of the unpaid balance of the loan to the PFC is accelerated for any reason, the PFC shall make the same refund or credit as would be required if this loan contract was paid in full on the date of acceleration. Paragraph (a) above states the method of computing the refund or credit. The unpaid balance remaining after subtracting the refund or credit shall be treated as the unpaid principal balance. The insured agrees to pay to the PFC on the unpaid principal balance interest computed at the agreed rate of charge stated in this Agreement until the PFC is actually paid in full.

6. PAYMENTS AFTER CANCELLATION: If the PFC receives any payments from Borrower after cancellation procedures have been initiated or effected, the PFC may attempt to stop cancellation or to reinstate the cancellation policy, but the PFC is under no obligation to make such attempts, and does not guarantee that if such attempts are made, they will be successful. All payments made after cancellation will be applied by the PFC to the Borrower's outstanding indebtedness. Borrower agrees that the PFC is not responsible for and cannot control insurance coverage. The PFC will not be responsible for any claims which arise under such policy after the effective date of cancellation.

7. BORROWER'S REPRESENTATIONS: Borrower represents that the policies or binders listed above have been issued and are in full force and effect. Borrower also represents that, except for the interest of mortgages and loss payees, no interest in the policies, including a security interest in unearned premiums, dividends, loss payments, and any interest under a state guarantee fund, has been or will be granted or assigned.

8. AUDIT OR REPORTING FORM POLICY: If a policy is auditable or is a reporting form policy or subject to retrospective rating, Borrower agrees to pay the insurer the earned premium, computed as specified in the policy, which exceeds the premium already advanced by the PFC to the insurer.

9. ACCURACY: If any policy listed in the above schedule has not been issued when Borrower signs this Agreement, Borrower authorizes the PFC, or the agent or broker, to insert the insurer's name, the policy numbers, and the due date of the first payment after Borrower's signing. The PFC is also authorized to correct any obvious errors in this Agreement. The PFC will give Borrower written notice of additions or corrections made.

10. AGENCY: The agent or broker named above is Borrower's agent or broker and not an agent of the PFC. The PFC is not legally bound by any representation, oral or written, made by the agent or broker to Borrower. The PFC is not an agent of any insurer and will not be responsible for any act, error, or omission of an insurer.

11. ASSIGNMENT: All of the PFC's rights under this Agreement shall inure to successors and assigns.

12. EFFECTIVE DATE: This Agreement is effective when the PFC accepts it and mails its written acceptance to Borrower.

13. WAIVER: The PFC's failure to require strict performance of any provision or to exercise any of its rights under this Agreement shall not be construed a waiver, or relinquishment of any future right under such provision, but the provision shall continue and remain in full force and effect.

14. ENTIRE DOCUMENT AND GOVERNING LAW: This document is the entire agreement between the PFC and Borrower and can only be changed by writing signed by both parties. The laws of the state of California will govern this Agreement. If any provision of this Agreement is held to be invalid or unenforceable, the validity and unenforceable of the remaining provisions shall not be impaired.

15. BORROWER RELEASES, DISCHARGES AND AGREES TO HOLD HARMLESS THE PFC AND ITS AGENTS, OFFICERS, EMPLOYEES OR ASSIGNEES FROM LIABILITY OR CAUSE OF ACTION DUE TO ANY CANCELLATION OF NOTIFICATION OF CANCELLATION MADE PURSUANT TO THE PROVISIONS OF THIS AGREEMENT.

16. AGREED RATE OF CHARGE: The rate of charge for a loan not to exceed $2,499.99 computed from the effective date of the insurance coverage shall not exceed: 2% per month on the part of the unpaid principal balance not exceeding $1,000; 1% per month on any remainder of such unpaid balance in excess of $1,000. If the unpaid principal balance is $2,500.00 or more the agreed rate of charge shall be the greater of 1.5% per month or interest computed at the annual percentage rate at which this Agreement was accepted. Application of this charge may result in an effective ANNUAL PERCENTAGE RATE that is higher than that stated in this agreement and there is no limit on the amount of the difference. All loans shall be subject to minimum finance charge of $25.00.

If the Borrower is dissatisfied with the terms of this note or the terms differ upon disclosure, the Borrower may within 10 days after disclosure is matted to Borrower rescind the note by paying the amount in Box C and will not be required to pay any finance charge.

FOR INFORMATION CONTACT THE DEPARTMENT OF FINANCIAL INSTITUTIONS, STATE OF CALIFORNIA.